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                                                                   EXHIBIT 10.10


                            FIRST AMENDMENT TO LEASE

          THIS FIRST AMENDMENT TO LEASE (this "Amendment") is dated for reference purposes the 30th day of March, 1999, and is by and between S/I NORTHCREEK II, LLC a Washington limited liability company ("Landlord") and DATA CRITICAL CORPORATION a Delaware corporation ("Tenant").

                                    RECITALS

          A. Landlord and Tenant entered into that certain Lease, dated December 21, 1998 (the "Lease"), for the lease of certain premises located at 19820 North Creek Parkway, Bothell, Washington. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the same meaning as they are given in the Lease.

          B. Landlord and Tenant desire to amend the Lease in certain respect, all as set forth below.


          NOW, THEREFORE, the parties agree as follows:

          1. Additional Allowance For Tenant Improvements. Pursuant to Subsection 3.01(d)(2)(bb) of the Lease, Tenant desires to have Landlord fund an Additional Allowance in the amount of $169,910.00 toward the cost of the Tenant Improvements in excess of the Tenant Improvement Allowance funded by Landlord pursuant to Subsection 3.01(d)(2)(aa) of the Lease. As a condition to Landlord's agreement to fund such Additional Allowance, Tenant agrees that, in addition to the Base Rent set forth in Section 1.01 of the Lease, Tenant shall pay additional Base Rent in the amount of $3,686.63 per month in order to reimburse Landlord in full for the Additional Allowance, which additional Base Rent shall be owing simultaneously with the Base Rent identified in Section 1.01 of the Lease each month during the entire initial Term of the Lease. In addition, simultaneously with execution of this Amendment, Tenant shall cause to be issued in favor of Landlord a letter of credit (the "Additional LC"), in addition to the Letter of Credit provided by Tenant pursuant to Section 17.25 of the Lease in the amount of $169,910.00, which Additional LC shall be in the same form as the Letter of Credit issued in favor of Landlord pursuant to Section 17.25 below, and which Additional LC shall further secure all of Tenant's obligations under this Lease as contemplated by said Section 17.25. Provided that Tenant has not been in default under this Lease during the prior twelve (12) month period, the amount of the Additional LC will be decreased upon each annual renewal of the Additional LC by an amount equal to the principal portion of the Additional Allowance which has been amortized during the prior twelve (12) month period (based upon amortization of the entire Additional Allowance over the initial Term at the 11.47% effective amortization rate).

          2. Ratification. Except as expressly set forth herein, the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified.
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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:

S/I NORTHCREEK 11, LLC

By:   /s/ - Dan Ivanoff
Its:  Managing Member

TENANT:

DATA CRITICAL CORPORATION

By:   /s/ - Robert Benson
Its:  Chief Financial Officer
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STATE OF WASHINGTON    )
                       )ss.
COUNTY OF KING         )

          I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

          On this 1st day of April, 1999, before me personally appeared DAN IVANOFF, to me known to be the Managing Member of S/I NORTHCREEK II, LLC, the company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

          WITNESS my hand and official seal hereto affixed the day and year first above written.

                         /s/  Pamela A. Elliott
                         Notary Public in and for the State of Washington Residing at Bellevue
                         My commission expires:  8/11/01
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STATE OF            )
                    )ss.
COUNTY OF           )

          I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

          On this 30 day of March, 1999, before me personally appeared Robert Benson, to me known to be the CFO of DATA CRITICAL CORPORATION, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

          WITNESS my hand and official seal hereto affixed the day and year first above written.

                              /s/ - Laurie Watkins
                              Notary Public in and for the State of WA
                              Residing at King County
                              My commission expires:  7/9/99